UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No.     )

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Nuveen Investment Trust II

(Name of Registrant as Specified in Its Charter)

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INFORMATION STATEMENT

April [    ], 2013

Nuveen Equity Long/Short Fund

(formerly, Nuveen Santa Barbara Long/Short Equity Fund)

Purpose of Information Statement:

This Information Statement is being provided to the sole shareholder of Nuveen Equity Long/Short Fund on [                    ], 2013. At a meeting held on February 26-28, 2013 (the “February Meeting”), the Board of Trustees (the “Board”) of Nuveen Investment Trust II (the “Trust”) considered and approved a new sub-advisory agreement between Nuveen Fund Advisors, LLC (“NFALLC”) and Nuveen Asset Management, LLC (“NAM”) as sub-adviser for the Nuveen Equity Long/Short Fund (the “Fund”).

The Board has approved an interim sub-advisory agreement with NAM, which became effective on March 1, 2013, to ensure continuity of service until the new sub-advisory agreement with NAM becomes effective.

In addition, at the February Meeting the Board approved an amendment to the management agreement between the Trust and NFALLC that would revise the fees paid to NFALLC under the management agreement and eliminate the permanent expense cap currently in place.

At the February Meeting, the Board also approved a change in the Fund’s name to Nuveen Equity Long/Short Fund along with related changes to the Fund’s investment objective, investment strategies and benchmark. The changes to the Fund’s investment strategies and benchmark went into effect immediately and the name change went into effect on March 1, 2013. The changes to the Fund’s investment objective will take effect on the date the sole shareholder of the Fund approves such change.

This information statement describes the circumstances surrounding the Board’s approval of the new sub-advisory agreement, the amendment to the management agreement and the change to the Fund’s investment objective. This information statement does not require any action on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Kevin J. McCarthy

Vice President and Secretary

Information Statement April [ ], 2013	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

This Information Statement is first being provided to the sole shareholder on or about [                ], 2013.

Nuveen Equity Long/Short Fund

I.	Approval of the New Sub-Advisory Agreement

Background

Under an investment management agreement (the “Current Advisory Agreement”) between Nuveen Fund Advisors, LLC (“NFALLC”) and Nuveen Investment Trust II (the “Trust”), NFALLC has served as the investment adviser to Nuveen Equity Long/Short Fund (the “Fund”) and has been responsible for the Fund’s overall investment strategy and its implementation. NFALLC entered into an investment sub-advisory agreement (the “Original Sub-Advisory Agreement”) with Santa Barbara Asset Management, LLC (“SBAM”) with respect to the Fund. The Original Sub-Advisory Agreement is dated December 29, 2008.

At a meeting held on November 12-14, 2012, the Board of Trustees of the Trust (the “Board,” and each Trustee, a “Board Member”) approved the transfer of the Original Sub-Advisory Agreement to Nuveen Asset Management, LLC (“NAM”) to be effective on March 1, 2013 as part of a reorganization of certain SBAM personnel to NAM (the “Reorganization”). Among other things, the Reorganization made NAM’s additional resources available to the Fund’s portfolio management and research analysts. Both NAM and SBAM are subsidiaries of Nuveen Investments, Inc. (“Nuveen”). Nuveen has held 100% of the outstanding shares of the Fund since the Fund’s inception. On February 12, 2013, Robert Doll, Anthony Burger and Scott Tonneson, each a dual employee of SBAM and NAM, replaced Bryan Goligoski as the portfolio managers for the Fund.

The Original Sub-Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), provides for its automatic termination in the event of its assignment (as defined in the 1940 Act). The transfer of a sub-advisory contract from one subsidiary to another subsidiary of the same ultimate parent may not be deemed to be an assignment where there is no change of actual control or management. However, because of the changes in portfolio management noted above, the transfer of the Original Sub-Advisory Agreement to NAM may be deemed an assignment of the Original Sub-Advisory Agreement, resulting in its automatic termination. As a result, the Original Sub-Advisory Agreement was not transferred to NAM on March 1, 2013. Instead, as discussed below, an interim sub-advisory agreement with NAM took effect on March 1, 2013.

In anticipation of the Reorganization, the Board considered whether it would be in the best interests of the Fund and its shareholders to approve a new sub-advisory agreement between NFALLC and NAM similar to the Original Sub-Advisory Agreement (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement, while similar in form to the Original Sub-Advisory Agreement, changes the sub-adviser from SBAM to NAM and changes the advisory fee paid to the sub-adviser from 60% to 50% of the investment management fee, net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NFALLC in respect of the Fund. At the February 26-28, 2013 Board meeting (the “February Meeting”), and for the reasons discussed below (see “Board Considerations in Approving the New Sub-Advisory Agreement, the Interim Sub-Advisory Agreement, the Amendment and the Change to the Fund’s Investment Objective “), the Board, including a majority of the Board Members who are not parties to the Original Sub-Advisory Agreement or any sub-advisory agreement entered into by NFALLC with respect to the Fund or who are not “interested persons” of the Trust or NFALLC, as defined in the 1940 Act (the “Independent Board Members”), unanimously determined that the Fund’s New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders, and approved the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is attached hereto as Appendix A.

At the February Meeting, the Board, including the Independent Board Members, also unanimously approved an interim sub-advisory agreement between NFALLC and NAM (the “Interim Sub-Advisory Agreement”). The Interim Sub-Advisory Agreement was approved in order to assure continuity of advisory services provided to the Fund until the New Sub-Advisory Agreement becomes effective. The terms of the Interim Sub-Advisory Agreement are identical to those of the Original Sub-Advisory Agreement, except for the term, termination and escrow provisions described below. The Interim Sub-Advisory Agreement took effect on March 1, 2013 and will continue in effect for a term ending on the earlier of the effective date of the New Sub-Advisory Agreement or 150 days from effectiveness. The Interim Sub-Advisory Agreement is terminable by the Board or by a vote of a majority of the Fund’s outstanding voting securities upon 10 calendar days’ notice to NAM. Pursuant to Rule 15a-4 under the 1940 Act, any compensation earned by NAM under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. Upon the effectiveness of the New Sub-Advisory Agreement, the amount held in the escrow account under the Interim Sub-Advisory Agreement, if any, will be paid to NAM.

The Board, at the February Meeting, also approved a change in the Fund’s name to Nuveen Equity Long/Short Fund, effective March 1, 2013.

As of the date of this Information Statement, the Board Members and officers of the Fund do not beneficially own any shares of the Fund. No Board Member has had any interest, direct or indirect, in any material transactions of the Fund since the most recently completed fiscal year, or in any proposed material transactions, to which NAM, any parent or subsidiary of NAM or any subsidiary of the parent of such entities was or is to be a party.

Comparison of Original Sub-Advisory Agreement and New Sub-Advisory Agreement

The terms of the New Sub-Advisory Agreement are substantially identical to those of the Original Sub-Advisory Agreement, except for the date of effectiveness and the fees paid by NFALLC. The fee paid to NAM will be 50% of the investment management fee, net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NFALLC in respect of the Fund, whereas the fee paid under the Original Sub-Advisory Agreement to SBAM was 60% of the investment management fee, net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NFALLC in respect of the Fund. The New Sub-Advisory Agreement will expire one year from the date of its execution, unless continued. The New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Sub-Advisory Agreement to the terms of the New Sub-Advisory Agreement.

Advisory Services.    The advisory services to be provided by NAM to the Fund under the New Sub-Advisory Agreement will be identical to those advisory services that were provided by SBAM to the Fund under the Original Sub-Advisory Agreement. Both the Original Sub-Advisory Agreement and New Sub-Advisory Agreement provide that the sub-adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by NFALLC to the sub-adviser, all on behalf of the Fund and subject to oversight of the Board and NFALLC. Both the Original Sub-Advisory Agreement and the New Sub-Advisory Agreement require the sub-adviser to monitor the Fund’s investments and to comply with the provisions of the Trust’s Declaration of Trust and By-laws and the stated investment objectives, policies and restrictions of the Fund.

Brokerage.    Both the Original Sub-Advisory Agreement and New Sub-Advisory Agreement authorize the sub-adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the sub-adviser.

Fees.    Under both the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, NFALLC pays the sub-adviser a portfolio management fee out of the investment management fee it receives from the Fund. The rate of the portfolio management fees payable by NFALLC to NAM under the New Sub-Advisory Agreement, as discussed above, will be reduced to 50% of the investment management fee, net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NFALLC in respect of the Fund. The management fee currently paid by the Fund to NFALLC consists of two components: a Fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by NFALLC. The current annual Fund-level fee, payable monthly, is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets
For the first $125 million	0.8000%
For the next $125 million	0.7875%
For the next $250 million	0.7750%
For the next $500 million	0.7625%
For the next $1 billion	0.7500%
For net assets over $2 billion	0.7250%

The annual complex-level management fee for the Fund, payable monthly which is additive to the Fund-level fee, is based on the aggregate amount of total eligible assets managed for all Nuveen funds as stated in the table below:

Complex-Level Asset Breakpoint Level[1]	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

1	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with NFALLC’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by NFALLC that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by NFALLC to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of December 31, 2012, the complex-level fee rate was 0.1684% of the Fund’s average daily net assets.

Section II of this Information Statement describes a proposed change to the management fee payable by the Fund.

No portfolio management fees were paid to SBAM under the Original Sub-Advisory Agreement for the Fund’s last fiscal year because NFALLC waived all of its management fees. For the same reason, no fees would have been paid to NAM under the New Sub-Advisory Agreement had such agreement been in place during the Fund’s last fiscal year. If NFALLC had not waived any management fees, the annual portfolio management fees payable to SBAM under the Original Sub-Advisory Agreement for the Fund’s last fiscal year would have been $7,599.60. If NFALLC had not waived any management fees and the new management fee discussed in Section II of this Information Statement had been in place, the annual portfolio management fees payable to NAM under the New Sub-Advisory Agreement for the Fund’s last fiscal year would have been $8,283.50. Assuming no management fees were waived, the difference between the fee that would have been paid under the New Sub-Advisory Agreement with the new management fee in place and under the Original Sub-Advisory Agreement with the current management fee in place, as a percentage of the fee paid under the Original Sub-Advisory Agreement, is 9%. No fees were paid to affiliated persons of SBAM and affiliated persons of such persons during the most recent fiscal year for services provided to the Fund (other than under the Current Advisory Agreement or for brokerage commissions).

Payment of Expenses.    Under the Original Sub-Advisory Agreement and the New Sub-Advisory Agreement, the sub-adviser agrees to pay all expenses it incurs in connection with its activities under the Agreement other than the cost of securities (including brokerage commissions) purchased for the Fund.

Limitation on Liability.    The Original Sub-Advisory Agreement and New Sub-Advisory Agreement provide that NFALLC will not take any action against the sub-adviser to hold the sub-adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the sub-adviser’s duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-adviser in the performance of duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Continuance.    The Original Sub-Advisory Agreement was originally in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. The Board last approved the Original Sub-Advisory Agreement at a meeting held on May 21-23, 2012 (the “May Meeting”). The New Sub-Advisory Agreement will expire one year from the date of its execution, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods, if approved at least annually in the manner required by the 1940 Act.

Termination.    The Original Sub-Advisory Agreement and New Sub-Advisory Agreement each provide that the Agreement may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice to the other. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement may also be terminated by the Fund by action of the Trust’s Board or by a vote of a majority of the outstanding voting securities of the Fund, accompanied by 60 days’ written notice.

The Original Sub-Advisory Agreement and New Sub-Advisory Agreement are also terminable with respect to the Fund at any time without the payment of any penalty, by NFALLC, the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it is established by a court of competent jurisdiction that the sub-adviser or any of its officers or directors has taken any action that results in a breach of the representations of the sub-adviser set forth in the Agreement.

II.	Amendment to the Investment Management Agreement between the Trust and NFALLC

The Board approved an amendment to the investment management agreement between the Trust and NFALLC, to increase the investment advisory fee rates payable by the Fund and to eliminate the permanent expense cap currently in place for the Fund (the “Amendment”). NFALLC currently serves as the investment adviser to the Fund under the Current Advisory Agreement dated November 13, 2007, between NFALLC and the Trust, which became effective with respect to the Fund on December 29, 2008. At the February Meeting, the Board, including a majority of the Independent Board Members, approved the Amendment resulting in a change in advisory fees paid by the Fund to NFALLC and elimination of the Fund’s permanent expense cap.

Description of the Amendment to the Current Advisory Agreement

Overview.    The Current Advisory Agreement was approved by the initial shareholder of the Fund on January 5, 2009. The Board most recently reviewed and approved the Current Advisory Agreement at the May Meeting. The Current Advisory Agreement is included as Appendix B and the Amendment is included as Appendix C.

Fees.    The fee change increases the investment advisory Fund-level fee rates payable by the Fund to NFALLC. The complex-level fees as referenced above will remain the same. The current and proposed investment advisory Fund-level fee rates for the Fund are as follows:

	Current Investment Advisory Fee Rates	Amendment Fee Rates
For the first $125 million	0.8000%	1.1000%
For the next $125 million	0.7875%	1.0875%
For the next $250 million	0.7750%	1.0750%
For the next $500 million	0.7625%	1.0625%
For the next $1 billion	0.7500%	1.0500%
Over $2 billion	0.7250%	1.0250%

No amounts were paid by the Fund to NFALLC, or to any affiliate of NFALLC, during the Fund’s last fiscal year. Under the Original Advisory Agreement, all management fees were waived during the Fund’s last fiscal year. Similarly, under the Amendment, assuming the proposed expense cap discussed below had been in place, all management fees would have been waived by NFALLC.

If NFALLC had not waived any management fees during the last fiscal year, the annual rate of portfolio management fees payable to NFALLC under the Current Advisory Agreement for the Fund’s last fiscal year would have been 0.98% and the fee paid to NFALLC would have been $12,666. If NFALLC had not waived any management fees during the last fiscal year, the annual rate of portfolio management fees payable to NFALLC under the Amendment for the Fund’s last fiscal year would have been 1.28% and the fee paid to NFALLC would have been $16,567.

Assuming no management fees were waived, the difference between the fee that would have been paid under the Amendment and the Current Advisory Agreement as a percentage of the fee paid under the Current Advisory Agreement is 30.8%.

Expense Cap.    The Current Advisory Agreement provides for a permanent expense cap of 1.60%; the Amendment removes the permanent expense cap. At the February Meeting, the Board also approved a change in the Fund’s temporary expense cap from 1.25% through November 30, 2014 to 1.40% through July 31, 2016. As shown in the tables below, all expense caps are exclusive of 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, dividend expense on securities sold short, enhanced custody expense, Underlying Fund fees and expenses and extraordinary expenses.

Effective Date of Amendment.    The Amendment will become effective on the later of the date such amendment is approved by the sole shareholder of the Fund or 20 calendar days after the date of this Information Statement.

Current and Pro Forma Expense Ratios and Examples.    Below are the current and pro forma expense ratios and examples for the Fund reflecting the Current Advisory Agreement and the Amendment.

Current Fees and Expenses of the Fund
Shareholder Fees	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.98%	0.98%	0.98%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses
Dividend Expense on Securities Sold Short	0.70%	0.70%	0.58%
Enhanced Custody Expense	0.13%	0.13%	0.13%
Remainder of Other Expenses[3]	5.19%	5.19%	5.99%
Total Other Expenses	6.02%	6.02%	6.70%

Total Annual Fund Operating Expenses	7.25%	8.00%	7.68%
Fee Waivers and/or Expense Reimbursements[4]	(4.94)%	(4.94)%	(5.76)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.31%	3.06%	1.92%

1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Other Expenses have been restated to reflect current contractual fees.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, dividend expense on securities sold short, enhanced custody expense, Underlying Fund fees and expenses and extraordinary expenses) do not exceed 1.25% (1.60% after November 30, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are at the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$796	$309	$195	$796	$309	$195
3 Years	$1,290	$981	$640	$1,290	$981	$640
5 Years	$1,844	$1,713	$1,150	$1,844	$1,713	$1,150
10 Years	$3,346	$3,646	$2,549	$3,346	$3,646	$2,549

Pro Forma Fees and Expenses of the Fund
Shareholder Fees	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	1.28%	1.28%	1.28%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses
Dividend Expense on Securities Sold Short	0.70%	0.70%	0.58%
Enhanced Custody Expense	0.13%	0.13%	0.13%
Remainder of Other Expenses[3]	5.19%	5.19%	5.99%
Total Other Expenses	6.02%	6.02%	6.70%
Total Annual Fund Operating Expenses	7.55%	8.30%	7.98%
Fee Waivers and/or Expense Reimbursements[4]	(5.09%)	(5.09%)	(5.91%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.46%	3.21%	2.07%

1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Other Expenses have been restated to reflect current contractual fees.
4

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2016 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, dividend expense on securities sold short, enhanced custody expense, Underlying Fund fees and expenses and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond July 31, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$810	$324	$210	$810	$324	$210
3 Years	$1,297	$989	$649	$1,297	$989	$649
5 Years	$2,644	$2,530	$2,153	$2,644	$2,530	$2,153
10 Years	$6,121	$6,364	$6,031	$6,121	$6,364	$6,031

III.	Change in Investment Objective

Background

The Fund’s investment objective is “fundamental” which means that any change to its investment objective must be approved by shareholders. Management has recommended to the Board, and the Board has recommended to the sole shareholder, a change in the Fund’s investment objective. This change will take effect upon approval by the Fund’s sole shareholder.

Description of the Changes

The Fund’s current investment objective is “long-term capital appreciation.” It is proposed that this investment objective be repealed and the investment objective changed to “long-term capital appreciation with low correlation to the U.S. equity market.” The proposed change better aligns the Fund with similar accounts advised by NFALLC.

The Board also has approved changes to the Fund’s investment strategies and has approved a change in the Fund’s benchmark index from the Russell 1000 Growth Index to the Russell 1000 Index. Because these changes were not inconsistent with the Fund’s current investment objective, they went into effect immediately.

Board Considerations in Approving the New Sub-Advisory Agreement, the Interim Sub-Advisory Agreement, the Amendment and the Change to the Fund’s Investment Objective

The Approval Process

The Board is responsible for approving the advisory and sub-advisory agreements for the Fund and their periodic continuation. Accordingly, at the May Meeting, the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Current Advisory Agreement and the Original Sub-Advisory Agreement for an additional one-year period.

Following the May Meeting, the Board was apprised of the potential Reorganization pursuant to which an internal reorganization of certain investment personnel and fund management responsibilities from SBAM to

NAM would be effected. In connection with the Reorganization, at a meeting held on November 12-14, 2012 (the “November Meeting”), the Board approved the transfer of the Original Sub-Advisory Agreement to NAM. Subsequent to the November Meeting, however, certain changes were proposed for the Fund, including changes to its name, investment objective, investment strategies, benchmark and portfolio management personnel, as part of a contemplated repositioning whereby the Fund would be one of a series of three Nuveen funds (the other two Nuveen funds are referred to as the “Other Funds”) that would use the same underlying investment strategy, but attempt to provide investors with differing levels of market exposure (the “Repositioning”). In light of the foregoing changes to portfolio management personnel, the proposed transfer of the Original Sub-Advisory Agreement to NAM in connection with the Reorganization could have been deemed an assignment of the Original Sub-Advisory Agreement which would result in its automatic termination with the consummation of the Reorganization scheduled for March 1, 2013. Therefore, the Original Sub-Advisory Agreement was not transferred from SBAM to NAM and, instead, the Board was asked to consider the New Sub-Advisory Agreement. Accordingly, at the February Meeting, the Board approved the New Sub-Advisory Agreement and recommended that it be submitted to and approved by the Fund’s sole shareholder.

To assure the continuity of investment sub-advisory services given that the Reorganization was expected to take effect prior to the time when shareholder approval of the New Sub-Advisory Agreement could be obtained, the Board also approved the Interim Sub-Advisory Agreement between NFALLC and NAM, which is currently in effect.

In addition, at the February Meeting, in connection with the Repositioning, the Board was asked to approve, among other things, the Amendment and the change to the Fund’s investment objective described above. As discussed below, the Board approved the Amendment and the change to the Fund’s investment objective at the February Meeting and recommended that they be submitted to and approved by the Fund’s sole shareholder.

Set forth below are the Board’s considerations in connection with its approval of the New Sub-Advisory Agreement, the Amendment, the Interim Sub-Advisory Agreement and the change to the Fund’s investment objective.

I.         Approval of the New Sub-Advisory Agreement and the Amendment

As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the New Sub-Advisory Agreement and the Amendment, including the following: (a) the nature, extent and quality of the services to be provided by NFALLC and NAM (NFALLC and NAM are collectively the “Fund Advisers” and each, a “Fund Adviser”); (b) investment performance, as described below; (c) advisory fees, sub-advisory fees and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from their relationship with the Fund; and (f) other factors. Each Independent Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the New Sub-Advisory Agreement and the Amendment. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. In addition, as noted above, at the May Meeting, the Board completed its annual review of the Fund’s Current Advisory Agreement and the Original Sub-Advisory Agreement, and certain of the factors considered in connection with such review were applicable to its evaluation of the New Sub-Advisory Agreement and the Amendment. The Independent Board Members were assisted throughout the process by independent legal counsel who, at the February Meeting or at prior meetings, provided materials describing applicable law and the duties of trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

The Independent Board Members recognized that the terms of the New Sub-Advisory Agreement would be the same as those of the Original Sub-Advisory Agreement, except for fees (discussed in Section C below) and the date of effectiveness. Further, in considering the nature, extent and quality of the services that NAM was expected to provide to the Fund, the Independent Board Members recognized that the investment sub-advisory services to be provided by NAM under the New Sub-Advisory Agreement would be identical to those provided by SBAM under the Original Sub-Advisory Agreement. As NAM already serves as a sub-adviser to other Nuveen funds overseen by the Independent Board Members, the Board has a good understanding of NAM’s organization, operations and personnel. With respect to personnel, the Board recognized that, in connection with the Repositioning, Nuveen had made certain changes to the portfolio managers responsible for the Fund, and that such portfolio managers were dual employees of SBAM and NAM and would continue to act as portfolio managers of the Fund subsequent to the Reorganization. The Board therefore considered the professional experience, qualifications and credentials of the relevant portfolio managers that would be servicing the Fund. The Independent Board Members noted that NFALLC did not expect the foregoing personnel changes to result in any reduction in the nature or level of services provided to the Fund. In addition, the Board recognized that, as a result of such changes, the new portfolio management team would be able to provide the Fund with the greater resources available at NAM, in terms of portfolio management, research, quantitative and trading personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the New Sub-Advisory Agreement were satisfactory. Moreover, given that the Amendment did not change the advisory services to be provided by NFALLC, the Board’s considerations from the May Meeting about the nature, extent and quality of services provided by NFALLC under the Current Advisory Agreement remained applicable.

B.	Investment Performance

The Board has reviewed the historic investment performance of the Fund, including performance compared to peers and recognized benchmarks, at its regular quarterly meetings. In this regard, at the February Meeting, the Board reviewed the Fund’s total return information compared to the returns of a customized peer set and recognized benchmark for the quarter, one- and three-year periods ended December 31, 2012. The Board, however, recognized that the proposed changes arising from the Repositioning may limit some of the usefulness of the historic performance. The Board was also familiar with the performance history of other Nuveen funds sub-advised by NAM.

C.	Fees, Expenses and Profitability

1.	Fees and Expenses

At the May Meeting, the Independent Board Members reviewed the Fund’s gross management fees, net management fees, and net expense ratio in absolute terms as well as compared to the fees and expenses of peers provided by an independent fund data provider, and concluded that the Fund’s advisory fees and expenses were reasonable in light of the nature, extent and quality of services provided to the Fund. In considering the Amendment, the Independent Board Members noted that, in connection with the Repositioning, although NFALLC was seeking an increase in its management fee, an increase in the Fund’s temporary expense cap, and the elimination of the Fund’s permanent expense cap, the Board recognized that the new investment management fee would be in line with, and that the net expense ratio would be below, the respective medians for comparable funds. In that regard, the Independent Board Members reviewed, among other things, the Fund’s proposed management fee and net expense ratio in absolute terms as well as compared to the management fees and expense ratios of comparable peer funds. The Independent Board Members further considered that the proposed management fee was intended to create alignment with the management fee structures of the Other Funds. In connection with the New Sub-Advisory Agreement, the Independent Board Members observed that the sub-advisory fee is paid from the investment management fee. Accordingly, the lower percentage of management fee to be paid to NAM under the New Sub-Advisory Agreement does not impact the management fee ultimately paid by the Fund.

In light of the foregoing, the Independent Board Members determined that the advisory fees to be paid NFALLC as a result of the Amendment and the sub-advisory fees to be paid to NAM under the New Sub-Advisory Agreement were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2.	Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Independent Board Members are familiar with and have previously reviewed the fees charged by the Fund Advisers or the range of fees that they charge for similar investment management services for other Nuveen funds and other clients (such as retail and/or institutional managed accounts). In evaluating the comparisons of fees, the Independent Board Members have recognized that fee rates charged to a fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. As noted, the Board recognized that the proposed changes to the management fee structure of the Fund were intended to create alignment with the management fee structure of the Other Funds and to result in a fee level comparable to its peers.

3.	Profitability

In conjunction with their annual review of fees at the May Meeting, the Independent Board Members considered the profitability of Nuveen for its advisory activities and its financial condition. In addition, with respect to sub-advisers affiliated with Nuveen, including both NAM and SBAM, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers, and were satisfied that such sub-advisers’ level of profitability was reasonable. Taking into account their prior review with respect to the profitability of the Fund Advisers, the Independent Board Members were satisfied that the level of profitability of such Fund Advisers would continue to be reasonable in light of the services to be provided to the Fund.

In evaluating the reasonableness of the compensation to be paid to the Fund Advisers, the Independent Board Members also considered any indirect benefits (such as soft dollar arrangements, if any) that they were expected to receive that were directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review, the Independent Board Members determined that the Fund’s advisory fees as modified by the Amendment and sub-advisory fees under the New Sub-Advisory Agreement were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. With respect to the fund-level breakpoint schedule, management fees are reduced as assets in the Fund increase. In addition, with respect to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. At the May Meeting, the Independent Board Members considered the applicable breakpoint schedule and complex-wide fee arrangement and concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and reflected the economies of scale to be shared with shareholders when assets under management increase. At the February Meeting, the Independent Board Members considered the changes to such fund-level breakpoint schedule that would result from the Amendment and recognized that the complex-wide breakpoint schedule would not change and that the Fund would continue to benefit if assets in the Fund and complex rise.

In light of the foregoing, the Independent Board Members concluded that the Fund’s breakpoint schedule and complex-wide fee arrangement were acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

In evaluating the advisory fees to be paid to NFALLC as a result of the Amendment and the sub-advisory fees to be paid to NAM under the New Sub-Advisory Agreement, the Independent Board Members also noted that the potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Fund considered at the May Meeting remained applicable. In this regard, the Independent Board Members recognized that each Fund Adviser may benefit from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to it in managing the assets of the Fund and other clients. In this regard, the Independent Board Members have recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from soft dollar arrangements. Similarly, the Board has recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may benefit the Fund and its shareholders to the extent the research enhances its ability to manage the Fund. The Independent Board Members noted that a Fund Adviser’s profitability might be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Approval

The Independent Board Members did not identify any single factor discussed previously as all important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Amendment and the New Sub-Advisory Agreement are fair and reasonable, that NFALLC’s and NAM’s fees are reasonable in light of the services to be provided to the Fund and that the Amendment and the New Sub-Advisory Agreement should be and were approved. Accordingly, the Board recommended that the Fund’s sole shareholder approve the Amendment and the New Sub-Advisory Agreement.

II.         Approval of the Interim Sub-Advisory Agreement

As noted above, at the February Meeting, the Board Members, including a majority of the Independent Board Members, approved the Interim Sub-Advisory Agreement to assure the continuity of services effective on March 1, 2013. The terms of the Interim Sub-Advisory Agreement are substantially identical to those of the Original Sub-Advisory Agreement, except for certain provisions which, pursuant to Rule 15a-4 under the 1940 Act, govern the term and termination of the Interim Sub-Advisory Agreement and require that compensation be held in an interest-bearing escrow account. In light of the foregoing, the Board, including the Independent Board Members, determined that the scope and quality of services to be provided to the Fund under the Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the Original Sub-Advisory Agreement.

III.        Approval of the Change to the Fund’s Investment Objective

As noted above, at the February Meeting, the Board was asked to approve the change to the Fund’s investment objective described above in connection with the Repositioning. In that regard, the Board considered the investment objectives of the Other Funds and noted that the proposed change was expected to facilitate aligning the Fund with, and positioning the Fund relative to, the Other Funds. Accordingly, the Board approved, and recommended that the Fund’s sole shareholder approve, the change to the Fund’s investment objective.

Additional Information

Information About NFALLC

NFALLC, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for the Fund. NFALLC is a wholly-owned subsidiary of Nuveen. Nuveen is a wholly-owned subsidiary of Windy City, a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds. The name, address and principal occupation of the principal executive officers of NFALLC are provided in Appendix D.

Information About NAM

NAM, located at 333 West Wacker Drive, Chicago, Illinois 60606, is a registered investment adviser and is a wholly-owned subsidiary of Nuveen. The name, address and principal occupation of the principal executive officers of NAM are provided in Appendix E.

Distributor

The Fund’s distributor is Nuveen Securities, LLC, which is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Shareholder Proposals

The Trust generally does not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Trust does not hold regular shareholders’ meetings, the anticipated date of the next special shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust should send their written proposal to the Trust at 333 West Wacker Drive, Chicago, Illinois 60606. Proposals must be received at a reasonable time before the Trust begins to print and mail its proxy materials for the meeting.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of this Information Statement

The costs incurred in connection with this Information Statement will be paid by Nuveen.

Fiscal Year

The Fund’s last fiscal year end was July 31, 2012.

Annual Report Delivery

The Fund will furnish, without charge, a copy of its annual report and most recent succeeding semi-annual report, if any, upon request. Such written or oral requests should be directed to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Kevin J. McCarthy

Vice President and Secretary

April             , 2013

APPENDIX A

FORM OF NEW SUB-ADVISORY AGREEMENT

AGREEMENT MADE THIS     day of             , 2013, by and between Nuveen Fund Advisors, LLC, a Delaware limited liability company and a registered investment adviser (“Manager”), and Nuveen Asset Management, LLC, a Delaware limited liability company and a registered investment adviser (“Sub-Adviser”).

WHEREAS, Manager is the investment manager for the Nuveen Equity Long/Short Fund (the “Fund”), a series of Nuveen Investment Trust II (the “Trust”), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, Manager desires to retain Sub-Adviser as its agent to furnish investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.        Appointment. Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

2.        Services to be Performed. Subject always to the supervision of Trust’s Board of Trustees and the Manager, Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund, all on behalf of the Fund. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Trust, will monitor the Fund’s investments, and will comply with the provisions of the Trust’s Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. Manager will provide Sub-Adviser with current copies of the Trust’s Declaration of Trust, By-laws, prospectus and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Manager with respect to the implementation of such program.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of the Trust’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or the Fund, or be in breach of any obligation owing to the Trust or the Fund under this Agreement, or otherwise, solely by reason of its having caused a Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if, in the judgment of the Sub-Adviser, a Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions which another broker or dealer may charge for the same transaction, provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and

Appendix A – Page 1

trustees of the Trust such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Manager, Sub-Adviser or any affiliated person of either the Trust, Manager or Sub-Adviser, except as may be permitted under the 1940 Act and under no circumstances will Sub-Adviser select brokers or dealers for Fund transactions on the basis of Fund share sales by such brokers or dealers.

Sub-Adviser further agrees that it:

(a)	will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)	will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c)	will report regularly to Manager and to the Board of Trustees of the Trust and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Manager;

(d)	will prepare such books and records with respect to the Fund’s securities transactions as requested by the Manager and will furnish Manager and Trust’s Board of Trustees such periodic and special reports as the Board or Manager may reasonably request; and

(e)	will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify Manager promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Fund’s securities are priced on a given day) that may materially impact the pricing of one or more securities in Sub-Adviser’s portion of the portfolio. In addition, Sub-Adviser will assist Manager in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities.

3.        Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for the Trust.

4.        Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee equal to 50.0% of the remainder of (a) the investment management fee payable by the Fund to the Manager based on average daily net assets pursuant to the Management Agreement, less (b) any management fee waivers, expense reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Manager in respect of the Fund.

The management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying

Appendix A – Page 2

this product by the net assets of the Trust, determined in the manner established by the Board of Trustees, as of the close of business on the last preceding business day on which the Trust’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

5.        Services to Others. Manager understands, and has advised the Trust’s Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised the Trust’s Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised the Trust’s Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Fund. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts.

6.        Limitation of Liability. Manager will not take any action against Sub-Adviser to hold Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Sub-Adviser’s duties under this Agreement, except for a loss resulting from Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

7.        Term; Termination; Amendment. This Agreement shall become effective and shall run for an initial period of one year from the date of its execution. This Agreement shall continue in force from year to year after the initial period, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that, if the continuation of this Agreement is not approved, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice to the Sub-Adviser. This Agreement may also be terminated by the Trust with respect to the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Sub-Adviser by the Trust.

This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Appendix A – Page 3

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination. This Agreement shall automatically terminate in the event the Investment Management Agreement between the Manager and the Trust is terminated, assigned or not renewed.

8.        Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party as set forth below:

If to Manager:	If to Sub-Adviser:

Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, Illinois 60606 Attention: Mr. Gifford R. Zimmerman	Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, Illinois 60606 Attention: Mr. William Huffman

or at such other address as such party may designate for the receipt of such notice.

9.        Limitations on Liability. All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. The obligations of the Trust entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but are binding upon only the assets and property of the Trust, and persons dealing with the Trust must look solely to the assets of the Trust and those assets belonging to the Fund, for the enforcement of any claims.

10.        Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

11.        Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 9 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, Manager and Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company	NUVEEN ASSET MANAGEMENT, LLC, a Delaware limited liability company

By:	By:
Title: Managing Director	Title:

Appendix A – Page 4

APPENDIX B

MANAGEMENT AGREEMENT

Between

NUVEEN INVESTMENT TRUST II

and

NUVEEN ASSET MANAGEMENT

Nuveen Investment Trust II, a Massachusetts business trust registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end diversified management series investment company (“Trust”), hereby appoints Nuveen Asset Management, a Delaware corporation registered under the Investment Advisers Act of 1940 as an investment adviser, of Chicago, Illinois (“Manager”), to furnish investment advisory and management services and certain administrative services with respect to the portion of its assets represented by the shares of beneficial interest issued in the series listed in Schedule A hereto, as such schedule may be amended from time to time (each such series hereinafter referred to as “Fund”). Trust and Manager hereby agree that:

1.        Investment Management Services. Manager shall manage the investment operations of Trust and each Fund, subject to the terms of this Agreement and to the supervision and control of Trust’s Board of Trustees (“Trustees”). Manager agrees to perform, or arrange for the performance of, the following services with respect to each Fund:

(a)        to obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities hereunder;

(b)        to formulate and maintain a continuous investment program in a manner consistent with and subject to (i) Trust’s agreement and declaration of trust and by-laws; (ii) the Fund’s investment objectives, policies, and restrictions as set forth in written documents furnished by the Trust to Manager; (iii) all securities, commodities, and tax laws and regulations applicable to the Fund and Trust; and (iv) any other written limits or directions furnished by the Trustees to Manager;

(c)        unless otherwise directed by the Trustees, to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by the Fund, and to implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;

(d)        to use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended;

(e)        to make recommendations as to the manner in which voting rights, rights to consent to Trust or Fund action, and any other rights pertaining to Trust or the Fund shall be exercised;

(f)        to make available to Trust promptly upon request all of the Fund’s records and ledgers and any reports or information reasonably requested by the Trust; and

(g)        to the extent required by law, to furnish to regulatory authorities any information or reports relating to the services provided pursuant to this Agreement.

Appendix B – Page 1

Except as otherwise instructed from time to time by the Trustees, with respect to execution of transactions for Trust on behalf of a Fund, Manager shall place, or arrange for the placement of, all orders for purchases, sales, or loans with issuers, brokers, dealers or other counterparts or agents selected by Manager. In connection with the selection of all such parties for the placement of all such orders, Manager shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion as a secondary factor, purchase and sell portfolio securities from and to brokers and dealers who provide Manager with statistical, research and other information, analysis, advice, and similar services. In recognition of such services or brokerage services provided by a broker or dealer, Manager is hereby authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Manager determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

Trust hereby authorizes any entity or person associated with Manager that is a member of a national securities exchange to effect any transaction on the exchange for the account of a Fund to the extent permitted by and in accordance with Section 11(a) of the Securities Exchange Act or 1934 and Rule 11a2-2(T) thereunder. Trust hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2-2(T)(a)(iv).

Manager may, where it deems to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for Trust or one or more Funds in order to obtain best execution or lower brokerage commissions. In such event, Manager shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in a manner it considers to be equitable and fair and consistent with its fiduciary obligations to Trust, the Funds, and Manager’s other customers.

Manager shall for all purposes be deemed to be an independent contractor and not an agent of Trust and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Trust in any way.

2.        Administrative Services. Subject to the terms of this Agreement and to the supervision and control of the Trustees, Manager shall provide to the Trust facilities, equipment, statistical and research data, clerical, accounting and bookkeeping services, internal auditing and legal services, and personnel to carry out all management services required for operation of the business and affairs of the Funds other than those services to be performed by the Trust’s Distributor pursuant to the Distribution Agreement, those services to be performed by the Trust’s Custodian pursuant to the Custody Agreement, those services to be performed by the Trust’s Transfer Agent pursuant to the Transfer Agency Agreement, those services to be provided by the Trust’s Custodian pursuant to the Accounting Agreement and those services normally performed by the Trust’s counsel and auditors.

3.        Use of Affiliated Companies and Subcontractors. In connection with the services to be provided by Manager under this Agreement, Manager may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations, make use of (i) its affiliated companies and their directors, trustees, officers, and employees and (ii) subcontractors selected by Manager, provided that Manager shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Manager or such parties.

4.        Expenses Borne by Trust. Except to the extent expressly assumed by Manager herein or under a separate agreement between Trust and Manager and except to the extent required by law to be paid by Manager, Manager shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of the Trust. Without limitation, such costs and expenses shall include but not be limited to:

(a)        all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities, and other property;

Appendix B – Page 2

(b)        all charges for equipment or services used for obtaining price quotations or for communication between Manager or Trust and the custodian, transfer agent or any other agent selected by Trust;

(c)        all charges for and accounting services provided to Trust by Manager, or any other provider of such services;

(d)        all charges for services of Trust’s independent auditors and for services to Trust by legal counsel;

(e)        all compensation of Trustees, other than those affiliated with Manager, all expenses incurred in connection with their services to Trust, and all expenses of meetings of the Trustees or committees thereof;

(f)        all expenses incidental to holding meetings of holders of units of interest in the Trust (“Shareholders”), including printing and of supplying each record-date Shareholder with notice and proxy solicitation material, and all other proxy solicitation expense;

(g)        all expenses of printing of annual or more frequent revisions of Trust prospectus(es) and of supplying each then-existing Shareholder with a copy of a revised prospectus;

(h)        all expenses related to preparing and transmitting certificates representing Trust shares;

(i)        all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees;

(j)        all brokers’ commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities;

(k)        all taxes and governmental fees payable to Federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes;

(l)        all expenses of registering and maintaining the registration of Trust under the 1940 Act and, to the extent no exemption is available, expenses of registering Trust’s shares under the 1933 Act, of qualifying and maintaining qualification of Trust and of Trust’s shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of Trust under all other laws applicable to Trust or its business activities;

(m)        all interest on indebtedness, if any, incurred by Trust or a Fund; and

(n)        all fees, dues and other expenses incurred by Trust in connection with membership of Trust in any trade association or other investment company organization.

5.         Allocation of Expenses Borne by Trust. Any expenses borne by Trust that are attributable solely to the organization, operation or business of a Fund shall be paid solely out of Fund assets. Any expense borne by Trust which is not solely attributable to a Fund, nor solely to any other series of shares of Trust, shall be apportioned in such manner as Manager determines is fair and appropriate, or as otherwise specified by the Board of Trustees.

6.        Expenses Borne by Manager. Manager at its own expense shall furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement.

In the event that Manager pays or assumes any expenses of Trust or a Fund not required to be paid or assumed by Manager under this Agreement, Manager shall not be obligated hereby to pay or assume the same or

Appendix B – Page 3

similar expense in the future; provided that nothing contained herein shall be deemed to relieve Manager of any obligation to Trust or a Fund under any separate agreement or arrangement between the parties.

7.        Management Fee. For the services rendered, facilities provided, and charges assumed and paid by Manager hereunder, Trust shall pay to Manager out of the assets of each Fund fees at the annual rate for such Fund as set forth in Schedule B to this Agreement. For each Fund, the management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund, determined in the manner established by the Board of Trustees, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined.

8.        State Expense Limitation. If for any fiscal year of a Fund, its aggregate operating expenses (“Aggregate Operating Expenses”) exceed the applicable percentage expense limit imposed under the securities law and regulations of any state in which Shares of the Fund are qualified for sale (the “State Expense Limit”), the Manager shall pay such Fund the amount of such excess. For purposes of this State Expense Limit, Aggregate Operating Expenses shall (a) include (i) any fees or expenses reimbursements payable to Manager pursuant to this Agreement and (ii) to the extent the Fund invests all or a portion of its assets in another investment company registered under the 1940 Act, the pro rata portion of that company’s operating expenses allocated to the Fund, and (iii) any compensation payable to Manager pursuant to any separate agreement relating to the Fund’s administration, but (b) exclude any interest, taxes, brokerage commissions, and other normal charges incident to the purchase, sale or loan of securities, commodity interests or other investments held by the Fund, litigation and indemnification expense, and other extraordinary expenses not incurred in the ordinary course of business. Except as otherwise agreed to by the parties or unless otherwise required by the law or regulation of any state, any reimbursement by Manager to a Fund under this section shall not exceed the management fee payable to Manager by the Fund under this Agreement.

Any payment to a Fund by Manager hereunder shall be made monthly, by annualizing the Aggregate Operating Expenses for each month as of the last day of the month. An adjustment for payments made during any fiscal year of the Fund shall be made on or before the last day of the first month following such fiscal year of the Fund if the Annual Operating Expenses for such fiscal year (i) do not exceed the State Expense Limitation or (ii) for such fiscal year there is no applicable State Expense Limit.

9.        Retention of Sub-Adviser. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, Manager may retain one or more sub-advisers at Manager’s own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to Trust or one or more Funds. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of Manager under this Agreement, and Manager shall be responsible to Trust and its Funds for all acts or omissions of any sub-adviser in connection with the performance or Manager’s duties hereunder.

10.        Non-Exclusivity. The services of Manager to Trust hereunder are not to be deemed exclusive and Manager shall be free to render similar services to others.

11.        Standard of Care. The Manager shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

12.        Amendment. This Agreement may not be amended as to the Trust or any Fund without the affirmative votes (a) of a majority of the Board of Trustees, including a majority of those Trustees who are not

Appendix B – Page 4

“interested persons” of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) of a “majority of the outstanding shares” of Trust or, with respect to any amendment affecting an individual Fund, a “majority of the outstanding shares” of that Fund. The terms “interested persons” and “vote of a majority of the outstanding shares” shall be construed in accordance with their respective definitions in the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

13.        Effective Date and Termination. This Agreement shall become effective as to any Fund as of the effective date for that Fund specified in Schedule A hereto. This Agreement may be terminated at any time, without payment of any penalty, as to any Fund by the Board of Trustees of Trust, or by a vote of a majority of the outstanding shares of that fund, upon at least sixty (60) days’ written notice to Manager. This Agreement may be terminated by Manager at any time upon at least sixty (60) days’ written notice to Trust. This Agreement shall terminate automatically in the event of its “assignment” (as defined in the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continue in effect with respect to any Fund for the effective date applicable to that Fund specified in Schedule A and thereafter from year to year only so long as such continuance is specifically approved with respect to that Fund at least annually (a) by a majority of those Trustees who are not interested persons of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees of Trust or by a “vote of a majority of the outstanding shares” of the Fund.

14.        Ownership of Records; Interparty Reporting. All records required to be maintained and preserved by Trust pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by Manager on behalf of Trust and any other records the parties mutually agree shall be maintained by Manager on behalf of Trust are the property of Trust and shall be surrendered by Manager promptly on request by Trust; provided that Manager may at its own expense make and retain copies of any such records.

Trust shall furnish or otherwise make available to Manager such copies of the financial statements, proxy statements, reports, and other information relating to the business and affairs of each Shareholder in a Fund as Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

Manager shall prepare and furnish to Trust as to each Fund statistical data and other information in such form and at such intervals as Trust may reasonably request.

15.        Non-Liability of Trustees and Shareholders. Any obligation of Trust hereunder shall be binding only upon the assets of Trust (or the applicable Fund thereof) and shall not be binding upon any Trustee, officer, employee, agent or Shareholder of Trust. Neither the authorization of any action by the Trustees or Shareholders of Trust nor the execution of this Agreement on behalf of Trust shall impose any liability upon any Trustee or any Shareholder.

16.        Use of Manager’s Name. Trust may use the name “Nuveen Investment Trust II” and the Fund names listed in Schedule A or any other name derived from the name “Nuveen” only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Manager as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, Trust will cease to use any name derived from the name “Nuveen” or otherwise connected with Manager, or with any organization which shall have succeeded to Manager’s business as investment adviser.

17.        References and Headings. In this Agreement and in any such amendment, references to this Agreement and all expressions such as “herein,” “hereof,” and “hereunder’” shall be deemed to refer to this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction, or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Appendix B – Page 5

Dated: November 13, 2007

NUVEEN INVESTMENT TRUST II

Attest	By:	/s/ Kevin McCarthy
Vice President

/s/ Virginia O’Neal

NUVEEN ASSET MANAGEMENT

Attest	By:	/s/ Julia Antonatos
Managing Director

/s/ Larry Martin

Appendix B – Page 6

APPENDIX C

AMENDMENT TO MANAGEMENT AGREEMENT

THIS AMENDMENT, dated as of [            ], amends the Management Agreement dated November 13, 2007, as amended (the “Agreement”), by and between Nuveen Fund Advisors, LLC (the “Adviser”) and Nuveen Investment Trust II (the “Trust”).

WHEREAS, the parties desire to amend the Fund-Level Fee for the Nuveen Equity Long/Short Fund, formerly the Nuveen Santa Barbara Long/Short Equity Fund (the “Fund”), set forth in Schedule B, paragraph (b) to the Agreement.

FURTHER, the parties desire to eliminate the Fund’s permanent expense cap set forth in Schedule B, paragraph (c).

NOW THEREFORE, the parties agree, and the Agreement is hereby modified, as follows:

1.        The Fund-Level Fee for the Fund shall be computed by applying the following annual rate to the average total daily net assets of the Fund:

Average Total Daily Net Assets
For the first $125 million	1.1000%
For the next $125 million	1.0875%
For the next $250 million	1.0750%
For the next $500 million	1.0625%
For the next $1 billion	1.0500%
Over $2 billion	1.0250%

2.        Schedule B, paragraph (c) of the Agreement shall be amended to remove the permanent expense cap that applies to the Fund.

3.        Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS HEREOF, the undersigned have executed this Amendment as of the date and year first above written.

NUVEEN INVESTMENT TRUST II

By:
Name:
Title:

NUVEEN FUND ADVISORS LLC

By:
Name:
Title:

Appendix C – Page 1

APPENDIX D

PRINCIPAL OFFICERS OF NFALLC

The following table provides the names of the principal officers of NFALLC and their principal occupation and positions(s). The address of each principal officer and Executive Committee member of NFALLC listed below is c/o Nuveen Investments, 333 West Wacker Drive, Chicago IL 60606.

Name	Principal Occupation
William Adams IV	Co-President of Nuveen Fund Advisors, LLC; Executive Vice President, Global Structured Products of Nuveen Securities, LLC; President of Nuveen Commodities Asset Management, LLC; Vice President of the Nuveen Closed-End Funds.

Thomas S. Schreier, Jr.	Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC; Vice Chairman, Wealth Management of Nuveen Investments, Inc.; Co-Chief Executive Officer of Nuveen Securities, LLC.

Margo L. Cook	Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC; Executive Vice President of Nuveen Investments, Inc.; Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC; Vice President of the Nuveen Funds.

Robert D. Luse	Executive Vice President of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC and Nuveen Securities, LLC; Executive Vice President and Assistant Secretary of Nuveen Investments, Inc.; Vice President of Santa Barbara Asset Management, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.

John L. MacCarthy	Executive Vice President and Secretary of Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC; Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Vice President and Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management LLC, Tradewinds Global Investors, LLC; Director, Vice President and Secretary of Winslow Capital Management, LLC.

Stuart J. Cohen	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC and Nuveen Securities, LLC; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Stephen D. Foy	Senior Vice President of Nuveen Fund Advisors, LLC; Senior Vice President and Funds Controller of Nuveen Securities, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC; Vice President and Controller of the Nuveen Funds.

Scott S. Grace	Managing Director and Treasurer of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC and Nuveen Investments, Inc.; Managing Director, Corporate Finance & Development and Treasurer of Nuveen Securities, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; Vice President and Treasurer of the Nuveen Funds.

Appendix D – Page 1

Name	Principal Occupation
Sherri A. Hlavacek	Managing Director and Controller of Nuveen Fund Advisors, LLC; Managing Director and Corporate Controller of Nuveen Asset Management, LLC, Nuveen Investments, Inc., Nuveen Securities, LLC; Vice President and Controller of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.

Timothy N. Kafesjian	Senior Vice President of Nuveen Fund Advisors, LLC; Vice President of Nuveen Securities, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Tradewinds Global Investors, LLC.

Mary E. Keefe	Managing Director and Chief Compliance Officer of Nuveen Fund Advisors, LLC; Managing Director and Chief Compliance Officer of Nuveen Asset Management, LLC, Nuveen Securities, LLC, Symphony Asset Management LLC and Santa Barbara Asset Management LLC; Managing Director and Director of Compliance of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Winslow Capital Management, LLC.

Kevin J. McCarthy	Managing Director, Assistant Secretary and Co-General Counsel of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC; Vice President and Secretary of the Nuveen Funds.

Kathleen L. Prudhomme	Managing Director, Co-General Counsel and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of Nuveen Securities, LLC; Vice President and Assistant Secretary of the Nuveen Funds.

Lucas A. Satre	Senior Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Nuveen Securities, LLC and Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Gifford R. Zimmerman	Managing Director, Co-General Counsel and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of Nuveen Securities, LLC; Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC; Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC; Chief Administrative Officer and Chief Compliance Officer of Nuveen Commodities Asset Management, LLC; Chief Administrative Officer of the Nuveen Funds.

Appendix D – Page 2

APPENDIX E

PRINCIPAL OFFICERS OF NAM

The following table provides the names of the principal officers of NAM and their principal occupation and position(s). The address of each principal officer and Executive Committee member of NAM listed below is c/o Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606.

Name	Principal Occupation
Thomas S. Schreier, Jr.	Chairman of Nuveen Asset Management, LLC; Vice Chairman, Wealth Management of Nuveen Investments, Inc.; Co-Chief Executive Officer of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC.

William T. Huffman	President of Nuveen Asset Management, LLC.

Robert D. Luse	Executive Vice President of Nuveen Asset Management, LLC, Nuveen Fund Advisors, LLC, Nuveen Securities, LLC; Executive Vice President and Assistant Secretary of Nuveen Investments, Inc.; Vice President of Santa Barbara Asset Management, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.

John L. MacCarthy	Executive Vice President and Secretary of Nuveen Asset Management, LLC and Nuveen Fund Advisors, LLC; Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Vice President and Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management LLC, Tradewinds Global Investors, LLC; Director, Vice President and Secretary of Winslow Capital Management, LLC.

Lucas A. Satre	Senior Vice President and Assistant Secretary of Nuveen Asset Management, LLC, Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Mark Slevin	Senior Vice President of Nuveen Asset Management, LLC.

Stuart J. Cohen	Managing Director and Assistant Secretary of Nuveen Asset Management, LLC, Nuveen Fund Advisors, LLC and Nuveen Securities, LLC; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Scott S. Grace	Managing Director and Treasurer of Nuveen Asset Management, LLC, Nuveen Fund Advisors, LLC and Nuveen Investments, Inc.; Managing Director, Corporate Finance & Development and Treasurer of Nuveen Securities, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; Vice President and Treasurer of the Nuveen Funds.

Appendix E – Page 1

Name	Principal Occupation
Sherri A. Hlavacek	Managing Director and Corporate Controller of Nuveen Asset Management, LLC, Nuveen Investments, Inc., Nuveen Securities, LLC; Vice President and Controller of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.

Mary E. Keefe	Managing Director and Chief Compliance Officer of Nuveen Asset Management, LLC, Nuveen Securities, LLC, Symphony Asset Management LLC and Santa Barbara Asset Management LLC; Managing Director and Director of Compliance of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Winslow Capital Management, LLC.

Charles R. Manzoni, Jr.	Managing Director, Chief Operating Officer and General Counsel of Nuveen Asset Management, LLC; Managing Director and General Counsel of Nuveen Securities, LLC.

Kevin J. McCarthy	Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Co-General Counsel of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC; Vice President and Secretary of the Nuveen Funds; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC.

Kathleen L. Prudhomme	Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of Nuveen Securities, LLC; Managing Director, Assistant Secretary and Co-General Counsel of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary of the Nuveen Funds.

Gifford R. Zimmerman	Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of Nuveen Securities, LLC; Managing Director, Assistant Secretary and Co-General Counsel of Nuveen Fund Advisors, LLC; Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC; Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC; Chief Administrative Officer and Chief Compliance Officer of Nuveen Commodities Asset Management, LLC; Chief Administrative Officer of the Nuveen Funds.

Appendix E – Page 2

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com